Exhibit 10.2(c)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SECOND AMENDMENT TO STELLAR MANUFACTURING

AGREEMENT

This Second Amendment to Stellar Manufacturing Agreement (“Second Amendment”) is entered into effective as of January 1, 2016 (“Effective Date”), by and between Stellar Technologies, Inc., a Minnesota corporation (“Stellar”) and Nevro Corp., a Delaware corporation, having a place of business at 1800 Bridge Parkway, Redwood City, CA 94065 (“Customer”) (Stellar and Customer are the “Party[ies]”), relating to the Stellar Manufacturing Agreement entered into between the Parties, dated July 1, 2009 (“2009 Agreement”) and First Amendment to Stellar Manufacturing Agreement, dated July 1, 2014 (“First Amendment”) (2009 Agreement and First Amendment, collectively the “Agreement”).

In consideration of the mutual covenants contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, Customer and Stellar agree as follows:

1.) Defined Terms. Except as otherwise defined in this Second Amendment, all defined terms in the Agreement shall have the same meaning in this Second Amendment.

2.) Adoption of Terms of Agreement. Except as modified by this Second Amendment, the Parties hereby adopt and restate all of the terms of: (a) the 2009 Agreement, as modified by the First Amendment, and (b) the terms of the First Amendment.

3.) Section 2 of the First Amendment. Section 2 of the First Amendment is hereby deleted in its entirety and replaced with the following:

“Customer hereby appoints Stellar as its primary supplier of all Products listed in Exhibit A, attached (and as revised in Section 5 of this Second Amendment), and all related Services that Customer orders from Stellar during the Contract Term. All pricing related to the Products will be listed in the Price Schedule listed in the attached Exhibits B, B-1 and B-2. All plans, designs and specifications used by Stellar in providing any Products, which are designed solely by Customer, are owned exclusively by Customer. Customer agrees to indemnify and hold Stellar harmless from any claims, judgments, penalties, recalls and attorney fees arising from any third-party allegations that Customer’s plans, designs and specifications for the Products infringe on or violate any third party’s patents, trade secrets, proprietary rights or other intellectual property rights. Stellar agrees to indemnify and hold Customer harmless from any claims, judgments, penalties, recalls, and/or attorney fees and costs arising from any third-party allegations that any of Stellar’s manufacturing operations, processes, know-how, plans, designs, and/or specifications for the Products or Services infringe on or violate any third party’s patents, trade secrets, proprietary rights or other intellectual property rights. Such “Intellectual Property Indemnification Rights” shall survive the expiration or termination of this Agreement. Stellar will cooperate with Customer’s efforts to obtain regulatory approval for its Products from governmental authorities (‘Regulatory Approvals’) without conveying to Customer or any governmental authorities any right, title or interest in its Confidential Information and Intellectual Property as defined herein.”

4.) Section 5 of the First Amendment. Section 5 of the First Amendment is hereby deleted in its entirety and replaced with the following:

“Minimum Purchase Requirement, Purchase Orders and Purchase Order Acknowledgements. During each of the following Contract Years, Customer shall purchase from Stellar the following percentages of its requirements for each of the Key Products and Supplementary Products (collectively, ‘Minimum Purchase Requirement’):

Contract Year	Minimum Purchase Requirement (%)

1/1/2015 - 12/31/2015	[***]	%

1/1/2016 - 12/31/2016	[***]	%

1/1/2017 - 12/31/2017	[***]	%

1/1/2018 - 12/31/2018	[***]	%

1/1/2019 - 12/31/2019	[***]	%

If Customer makes any modifications, revisions, changes, variations or improvements to Key Products or Supplementary Products (collectively, “Revisions”), all of such Revisions are included in the definition of Key Products and Supplementary Products, respectively, and are subject to the Minimum Purchase Requirement.”

All other terms of Section 5 remain unchanged.

5.) Exhibit A, Section 3. Exhibit A, Section 3, Definitions, of the First Amendment is hereby deleted in its entirety and replaced with the following:

“3. Definitions. For purposes of this Agreement:

(a) ‘Key Product(s)’ means percutaneous leads, lead extensions, S8 lead adaptors, M8 lead adaptors and lead proximal and sub-assembly for paddle leads;

(b) ‘Supplementary Product(s)’ means the Cap Header, Part No. 10111-3, Rev J; Housing Set Screw Low Profile, Part No. 10319, Rev C; and Arbor Press Assy, Part No. 10873, Rev B; and

(c) ‘Products’ means all Key Products and Supplementary Products, together with active anchor inserts and other machined components, including, without limitation, set screw housings, set screws and IPG header caps.”

2.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.) Exhibit A, Section 4. Exhibit A, Price Schedule, of the First Amendment is deleted in its entirety and replaced with the following:

“4. Price Schedules and Adoption of Exhibits. The Parties hereby adopt the Price Schedules, Exhibit B (attached to the First Amendment), Exhibit B-1 (attached to Second Amendment) and Exhibit B-2 (attached to Second Amendment) for all Products. For purposes of the Price Schedules, the Key Product Volumes refer to the combined sum of all Key Products delivered during each Contract Year.

Additionally, no later than the last day of every calendar quarter following the Effective Date of this Second Amendment, Stellar will provide Customer with an updated Price Schedule for the next calendar quarter (“Projection”), which will account for any changes, and Adjustments including, but not limited to, changes in vendor costs, pricing for raw materials, and/or labor costs required for the manufacturing of the Products listed in Exhibit B, Exhibit B-1 and Exhibit B-2. Furthermore, Stellar will issue Customer an invoice or a credit memo accounting for any variances resulting from changes to this Price Schedule during the calendar quarter directly preceding the Projection.”

7.) Effective Dates of Exhibits B, B-1 and B-2. Exhibit B, Price Schedule for Key Products, expires December 31, 2015. Exhibit B-1, Price Schedule for Key Products, is effective January 1, 2016. Exhibit B-2, Price Schedule for Supplementary Products, is effective September 23, 2015.

8.) Amendment to Quotations for Supplementary Products.

The Parties amend the Quotations, Purchase Orders and Purchase Order Acknowledgments for the Supplementary Products, as follows:

(a) Terms: NET 30, EXWORKS (INCOTERMS 2010) Stellar Loading Dock.

(b) The Parties agree that the United Nations Convention on Contracts for the International Sale of Goods shall have no application to the Agreement, this Second Amendment or any Quotations for Products (including, without limitation, Key Products and Supplementary Products) now or in the future.

(c) For purposes of the Agreement and this Second Amendment, the current Quotations for the Supplementary Products are as follows:

•	Cap Header, Part No. 10111-3, Rev J, Quotation #013640-00, dated 9/23/2015;

•	Housing Set Screw Low Profile, Part No. 10319, Rev C, Quotation #013639-00, dated 9/23/2015; and

•	Arbor Press Assembly, Part No. 10873, Rev B, Quotation #013638-00, dated 9/23/2015.

(d) The terms of the Agreement, as modified by this Second Amendment, supersede all inconsistent terms of the Quotations, Purchase Orders and Purchase Order Acknowledgments for Supplementary Products.

9.) Scope of Second Amendment. Subject only to the modifications of the Agreement pursuant to this Second Amendment, the remainder of the Agreement has not been modified and otherwise remains in full force and effect.

IN WITNESS WHEREOF, Customer and Stellar have executed this Second Amendment as of the Effective Date.

STELLAR TECHNOLOGIES, INC.,			NEVRO CORP., a Delaware corporation
a Minnesota corporation

By:	/s/ Estelle Forcelle		By:	/s/ Andrew Galligan
	Estelle Forcelle			Print Name:	Andrew Galligan
	Its:	Chief Executive Officer		Title:	Chief Financial Officer

Date:	1-28-16		Date:	1/25/2016

4.

EXHIBIT B-1

PRICE SCHEDULE FOR KEY PRODUCTS EFFECTIVE JANUARY 1, 2016

This Price Schedule, Exhibit B-1, supersedes the Price Schedule, Exhibit B of the First Amendment, effective January 1, 2016, and governs the purchase and sale of all Key Products delivered on or after January 1, 2016.

Key Product Volume*
Key Product	[***]	[***]		[***]

Percutaneous Lead, Part Nos.:	N/A			N/A

• 10160-3050B			[***]
• 10160-5050B		$	[***]
• 10160-7050B		$	[***]
• 10160-9050B		$	[***]

Lead Extensions, Part Nos.:	N/A			N/A

• 10169-25B		$	[***]
• 10169-35B		$	[***]
• 10169-60B		$	[***]

S8 Lead Adaptors, Part Nos.:	N/A			N/A

• 10428-25B		$	[***]

M8 Lead Adaptors, Part Nos.:	N/A			N/A

• 10433-35B		$	[***]

Lead Proximal and Sub-Assembly for Paddle Leads, Part Nos.:	N/A			N/A

• 12017-5005		$	[***]
• 12017-7005		$	[***]
• 12017-9005		$	[***]

*	Based on the combined number of all Key Products delivered during any Contract Year. All prices quoted and paid in USD ($US).

NOTE: Prices do not include price of BAL seals. BAL seals to be charged to Nevro as a separate item. The price of BAL seals shall include a reasonable premium or increase for BAL seals lost in the manufacturing process that cannot be reclaimed.

B-1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT B-2

PRICE SCHEDULE FOR SUPPLEMENTARY PRODUCTS

This Price Schedule, Exhibit B-2, governs the purchase and sale of all Supplementary Products, effective September 23, 2015.

Supplementary Product	Unit Price $USD

Cap Header Part Nos.:

• 10111-3, Rev J	US$	[***]

Housing Set Screw Low Profile Part Nos.:

• 10319, Rev C	US$	[***]

Arbor Press Assembly Part Nos.:

• 10873, Rev B	US$	[***]

END

B-2

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.